Share Capital	6 Months Ended
Jun. 30, 2025
Disclosure of Share Capital Reserves and other Equity Interest [Abstract]
Share Capital
18.
SHARE CAPITAL

Share capital

The share capital as of December 31, 2024 and June 30, 2024 and 2025 represented the issued ordinary share capital of the Group.

(In thousands, except share and per share data)	NOTES	Number of shares	Amount
Authorized:
As of June 30, 2024, December 31, 2024, and June 30, 2025	(i)	130,000,000	$1,300

Issued and fully paid:
As of January 1, 2024		895,051	$9
Class A Ordinary Shares issued to PIPE investors		191,667	2
Class A Ordinary Shares issued to employees for compensation		12,386	—
Class A Ordinary Shares issued to board members for board fees		693	—
As of June 30, 2024		1,099,797	11

As of January 1, 2025		1,102,792	11
Class A Ordinary Shares issued to board members for board fees		556	—
As of June 30, 2025		1,103,348	$11

Note i: Pursuant to Apollomics’ sixth amended and restated memorandum and articles of association, as amended as a result of the Apollomics’ 2024 Extraordinary General Meeting of Shareholders, the authorized share capital of Apollomics increased to 130,000,000 shares, comprised of 110,000,000 Class A Ordinary Shares, and 20,000,000 Class B Ordinary Shares, and 100,000,000 preference shares, par value $0.01 per share.

All the Ordinary Shares issued during the six months ended June 30, 2024 and 2025 rank pari passu with the existing shares in all respects.

On September 2, 2025, the Group entered into subscription agreements for a private placement (“PIPE”) with certain accredited investors. The closing of the PIPE occurred on September 3, 2025. Pursuant to the PIPE Subscription Agreements, the Purchasers purchased an aggregate of 1.04 million Class A ordinary shares, par value $0.01 per share, of the Group, at a price per share of $3.9317, the closing price on August 29, 2025, representing aggregate gross proceeds to the Group of $4.1 million, prior to the payment of fees and expenses.